                                                                    EXHIBIT 99.1


               NOBLE CORPORATION
               13135 SOUTH DAIRY ASHFORD, SUITE 800
   NEWS        SUGAR LAND, TX 77478                     [NOBLE CORPORATION LOGO]
               PHONE: 281-276-6100 FAX: 281-491-2092

                    NOBLE REPORTS THIRD QUARTER 2002 RESULTS

         SUGAR LAND, Texas, October 24, 2002 -- Noble Corporation reported net income for the third quarter of 2002 of $49.2 million, or $0.37 per diluted share, on operating revenues of $234.7 million, compared to net income of $77.0 million, or $0.58 per diluted share, on operating revenues of $272.8 million for the third quarter of 2001. Net income for the nine months ended September 30, 2002 was $158.0 million, or $1.18 per diluted share, on operating revenues of $717.6 million, compared to net income of $199.4 million, or $1.48 per diluted share, on operating revenues of $741.8 million for the nine months ended September 30, 2001.

         The Company repurchased 755,000 of its ordinary shares at a total cost of $23.0 million during the third quarter of 2002. Since the third quarter of 2000, the Company has repurchased 4,451,000 of its ordinary shares at a total cost of $149.7 million. At September 30, 2002, the Company's consolidated balance sheet reflected $1.95 billion in shareholders' equity, $187.6 million in cash and cash equivalents, and $560.4 million in total debt.

         James C. Day, Chairman and Chief Executive Officer, said, "Activity levels in the U.S. Gulf of Mexico, and to a lesser extent the North Sea, have continued to be weak even with improved oil and natural gas prices."

         Offshore contract drilling services revenues from deepwater drilling units (capable of drilling in 4,000 feet and greater) accounted for approximately 31 percent and 36 percent of the Company's total offshore contract drilling services revenues for the third quarter of 2002 and 2001, respectively. The Company currently operates five deepwater semisubmersibles in the Gulf of Mexico and one deepwater semisubmersible and three deepwater drillships offshore Brazil. Offshore contract drilling services revenues from international sources accounted for approximately 67 percent and 54 percent of the Company's total offshore contract drilling services revenues for the third quarter of 2002 and 2001, respectively. Results for the third quarter of 2002 were adversely impacted by continued soft market conditions in the U.S. Gulf of Mexico. The average dayrate for the Company's domestic jackup rigs was $30,759 in the third quarter of 2002 compared to $54,594 in the third quarter of 2001. Utilization on these rigs increased slightly from 91 percent in the third quarter of the prior year to 93 percent in the third quarter of this year. In addition, average dayrates and utilization on our deepwater assets in the U.S. Gulf of Mexico decreased in the third quarter year-on-year. The average dayrate on these units was $118,135 in the third quarter of 2002, down 18 percent from the same quarter of the prior year. Likewise, utilization of our domestic deepwater assets decreased from 95 percent in the third quarter of 2001 to 82 percent in the recent quarter. However, dayrates in certain international markets, especially the North Sea, the Middle East and West Africa were higher in the third quarter of 2002 than the same quarter of the prior year, which more than offset lower utilization internationally. The average dayrate for the Company's international rigs was $62,355 in the third quarter of 2002 compared to $57,672 in the third quarter of 2001. Utilization on these rigs decreased to 92 percent in the third quarter of 2002 from 96 percent in the third quarter of the prior year.

         Day said, "As noted in our first and second quarter releases, activity levels will not appreciably improve until the economy begins to show some signs of rebounding. Preliminary budget surveys do not bode well for a turnaround in 2003. However, Noble is well positioned with its balance sheet, personnel and premium equipment to reap the rewards of increased activity levels. Our disciplined management team has not chased after ill-advised acquisitions or speculative new builds betting on a more robust market, resulting in the highest return on capital in the sector."

         Noble Corporation is a leading provider of diversified services for the oil and gas industry. Contract drilling services are performed with the Company's fleet of 53 offshore drilling units located in key markets worldwide. The Company's fleet of floating deepwater units consists of 13 semisubmersibles and three dynamically positioned drillships, seven of which are designed to operate in water depths greater than 5,000 feet. The Company's premium fleet of 34 independent leg, cantilever jackup rigs includes 21 units that operate in water depths of 300 feet and greater, four of which operate in water depths of 360 feet and greater, and 11 units that operate in water depths up to 250 feet. In addition, the Company's fleet includes three submersible units. Nine of the Company's units are capable of operating in harsh environments. Over 60 percent of the fleet is currently deployed in international markets, principally including the North Sea, Brazil, West Africa, the Middle East, Mexico and India. The Company also provides labor contract drilling services, well site and project management services, and engineering services. The Company's ordinary shares are traded on the New York Stock Exchange under the symbol "NE".

         This news release may contain "forward-looking statements" about the business, financial performance and prospects of the Company. Statements about the Company's or management's plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future are forward-looking statements. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company's filings with the U.S. Securities and Exchange Commission.

          Additional information on Noble Corporation is available via the worldwide web at http://www.noblecorp.com.

                                       ###

NOBLE CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)



                                                          Quarter Ended September 30,
                                                     -----------------------------------
                                                         2002                   2001
                                                     ------------           ------------

Operating Revenues                                   $    234,719           $    272,792
Operating Costs and Expenses                             (171,791)              (161,495)
                                                     ------------           ------------
Operating Income                                           62,928                111,297
Other Income (Expense), Net                                (8,070)                (9,561)
                                                     ------------           ------------
Income Before Income Taxes                                 54,858                101,736
Income Tax Provision                                       (5,705)               (24,766)
                                                     ------------           ------------
Net Income                                           $     49,153           $     76,970
                                                     ============           ============

Earnings Per Share:
     Basic                                           $       0.37           $       0.58
     Diluted                                         $       0.37           $       0.58


Weighted Average Shares Outstanding:
     Basic                                                132,304                132,053
     Diluted                                              133,357                132,809

----------

NOBLE CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)



                                                        Nine Months Ended September 30,
                                                     -----------------------------------
                                                         2002                   2001
                                                     ------------           ------------

Operating Revenues                                   $    717,583           $    741,829
Operating Costs and Expenses                             (505,776)              (450,324)
                                                     ------------           ------------
Operating Income                                          211,807                291,505
Other Income (Expense), Net                               (25,684)               (27,399)
                                                     ------------           ------------
Income Before Income Taxes                                186,123                264,106
Income Tax Provision                                      (28,102)               (64,670)
                                                     ------------           ------------
Net Income                                           $    158,021           $    199,436
                                                     ============           ============

Earnings Per Share:
     Basic                                           $       1.19           $       1.50
     Diluted                                         $       1.18           $       1.48


Weighted Average Shares Outstanding:
     Basic                                                132,294                133,196
     Diluted                                              133,593                134,604

----------












NC-276
10/24/02

For additional information, contact:
John T. Rynd, Vice President - Investor Relations, Noble Drilling Services Inc. Noble Corporation, 281-276-6100

                             [NOBLE CORPORATION LOGO]


                                NOBLE CORPORATION
                        QUARTER ENDED SEPTEMBER 30, 2002

                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA

                                NOBLE CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
         QUARTER ENDED SEPTEMBER 30, 2002 AND CERTAIN PRECEDING QUARTERS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                             QUARTER ENDED
                                              --------------------------------------------------------------------------
                                               9/30/02      6/30/02      3/31/02      12/31/01     9/30/01      6/30/01
                                              ---------    ---------    ---------    ---------    ---------    ---------
OPERATING REVENUES:
    Contract drilling services                $ 223,882    $ 234,922    $ 220,805    $ 244,252    $ 257,926    $ 233,344
    Labor contract drilling services              5,593        6,735        7,924        7,858        7,976        7,977
    Engineering, consulting and other             5,244        5,734        6,744        8,390        6,890        5,325
                                              ---------    ---------    ---------    ---------    ---------    ---------
                                                234,719      247,391      235,473      260,500      272,792      246,646
                                              ---------    ---------    ---------    ---------    ---------    ---------

OPERATING COSTS AND EXPENSES:
    Contract drilling services                  124,105      121,161      114,132      118,132      114,013      103,437
    Labor contract drilling services              4,690        5,087        6,327        6,291        6,817        6,558
    Engineering, consulting and other             6,379        5,459        4,904        5,761        5,237        3,807
    Depreciation and amortization                31,387       31,239       30,293       31,206       30,314       29,116
    Selling, general and administrative           5,230        6,171        9,212        6,328        5,114        6,330
                                              ---------    ---------    ---------    ---------    ---------    ---------
                                                171,791      169,117      164,868      167,718      161,495      149,248
                                              ---------    ---------    ---------    ---------    ---------    ---------

OPERATING INCOME                                 62,928       78,274       70,605       92,782      111,297       97,398

OTHER INCOME (EXPENSE):
    Interest expense                            (10,288)     (10,591)     (10,700)     (11,218)     (11,578)     (12,401)
    Other, net                                    2,218        1,939        1,738        2,802        2,017        4,268
                                              ---------    ---------    ---------    ---------    ---------    ---------

INCOME BEFORE INCOME TAXES                       54,858       69,622       61,643       84,366      101,736       89,265

INCOME TAX PROVISION                             (5,705)     (12,184)     (10,213)     (20,880)     (24,766)     (21,262)
                                              ---------    ---------    ---------    ---------    ---------    ---------

NET INCOME                                    $  49,153    $  57,438    $  51,430    $  63,486    $  76,970    $  68,003
                                              =========    =========    =========    =========    =========    =========


EARNINGS PER SHARE-DILUTED                    $    0.37    $    0.43    $    0.39    $    0.48    $    0.58    $    0.50
                                              =========    =========    =========    =========    =========    =========

WEIGHTED AVERAGE SHARES OUTSTANDING-DILUTED     133,357      134,132      133,291      132,882      132,809      135,457
                                              =========    =========    =========    =========    =========    =========

                                NOBLE CORPORATION
                    QUARTERLY CONSOLIDATED BALANCE SHEET DATA
         QUARTER ENDED SEPTEMBER 30, 2002 AND CERTAIN PRECEDING QUARTERS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                                                          AS OF
                                       ---------------------------------------------------------------------------
                                         9/30/02      6/30/02      3/31/02     12/31/01     9/30/01      6/30/01
                                       ----------   ----------   ----------   ----------   ----------   ----------


Cash and cash equivalents (1)          $  196,277   $  204,883   $  187,772   $  246,075   $  186,673   $  225,790

Total current assets                      455,112      490,792      462,044      494,049      438,367      452,634

Property and equipment (net)            2,305,039    2,274,737    2,227,723    2,149,217    2,139,907    2,084,579

Total assets                            2,882,333    2,881,933    2,797,816    2,750,740    2,684,631    2,686,060

Total current liabilities                 207,522      220,447      196,241      207,549      195,425      202,651

Current maturities of long-term debt       62,719       61,714       58,545       55,430       52,370       49,364

Total debt                                560,440      580,494      593,127      605,561      617,800      673,152

Total liabilities                         934,408      963,312      952,300      972,421      964,415    1,012,883

Shareholders' equity                    1,947,925    1,918,621    1,845,516    1,778,319    1,720,216    1,673,177


----------
(1) Includes amounts classified as restricted cash of $8.7 million at September 30, 2002, $7.2 million at June 30, 2002 and March 31, 2002, $9.4 million at December 31, 2001, $7.3 million at September 30, 2001 and $7.2 million at June 30, 2001. Does not include amounts classified as investment in marketable securities of $56.8 million, $50.0 million, $39.8 million, $35.3 million and $26.1 million at September 30, 2002, June 30, 2002, March 31, 2002, December 31, 2001 and September 30, 2001, respectively.

                                NOBLE CORPORATION
                   CONSOLIDATED FINANCIAL AND OPERATIONAL DATA
                   (IN THOUSANDS, EXCEPT UTILIZATION AMOUNTS,
              OPERATING DAYS, AVERAGE DAYRATES AND MARKETABLE RIGS)


                                                                           UNAUDITED
                                       ---------------------------------------------------------------------------------
                                           3RD QUARTER 2002            3RD QUARTER 2001             YTD SEPTEMBER 2002
                                       ------------------------    ------------------------    -------------------------
                                       Domestic    International   Domestic    International   Domestic   International
                                       ----------   -------------  ----------   -------------  ----------  -------------
REVENUES
--------
OFFSHORE
        Drilling                       $   72,797    $  151,085    $  119,628    $  138,298    $  221,584    $  458,025
        Labor                                  --         5,593            --         7,976            --        20,252

ENGINEERING, CONSULTING AND OTHER           2,067         3,177         3,501         3,389         8,409         9,313


DIRECT EXPENSES
---------------
OFFSHORE
        Drilling                       $   44,232    $   79,873    $   42,619    $   71,394    $  127,169    $  232,229
        Labor                                  --         4,690            --         6,817            --        16,104

ENGINEERING, CONSULTING AND OTHER           3,566         2,813         2,990         2,247        10,142         6,600


STATISTICS
----------
OFFSHORE DRILLING
        Utilization                            87%           92%           92%           96%           83%           95%
        Operating Days                      1,323         2,423         1,552         2,398         3,854         7,267
        Average Dayrate                $   55,024    $   62,355    $   77,080    $   57,672    $   57,495    $   63,028
        Marketable Rigs - period end           16            30            18            29            16            30

                                NOBLE CORPORATION
                                AND SUBSIDIARIES
                               FLEET STATUS UPDATE
                                OCTOBER 24, 2002


                                                                  YEAR
                                                                 BUILT/         WATER
RIG                      RIG DESIGN                              REBUILT        DEPTH         LOCATION             OPERATOR
---                      ----------                              -------        -----         --------             --------


U.S. GULF OF MEXICO (18)
------------------------
JACKUPS (7)
-----------

Noble Eddie Paul         MLT Class 84-E.R.C. (T)                1976/1995      390'-IC     South Timbalier 295      Apache

Noble Leonard Jones      MLT Class 53-E.R.C. (T)                1972/1998      390'-IC     Eugene Island 273          BP

Noble Bill Jennings      MLT Class 84-E.R.C. (T)                1975/1997      390'-IC     West Delta 122             BP

Noble John Sandifer      Levingston Class 111-C (T)             1975/1995      300'-IC     Shipyard                 Pemex

Noble Tom Jobe           MLT Class 82-SD-C (T) (Z)                1982         250'-IC     West Cameron 312       Forest Oil

Noble Earl Frederickson  MLT Class 82-SD-C (T) (Z)                1979         250'-IC     High Island 207           EOG

Noble Carl Norberg       MLT Class 82-C (T)                     1976/1996      250'-IC     Vermilion 59            Stacked

SEMISUBMERSIBLES (8)
--------------------

Noble Paul Romano        Noble EVA 4000TM (T)                   1981/1998       6,000'     Green Canyon 202         Shell

Noble Jim Thompson       Noble EVA 4000TM (T)                   1984/1999       6,000'     Garden Banks 472         Shell

Noble Amos Runner        Noble EVA 4000TM (T)                   1982/1999       6,600'     Atwater Valley 489      Marathon

Noble Max Smith          Noble EVA 4000TM (T)                   1980/1999       6,000'     South Timbalier 308     Anadarko

Noble Homer Ferrington   F&G 9500 Enhanced Pacesetter (T)       1985/2000       6,000'     East Breaks 623         Pioneer

Noble Clyde Boudreaux    F&G 9500 Enhanced Pacesetter           1987/1999      10,000'     MS - F&G shipyard       Shipyard

Noble Lorris Bouzigard   IPF Pentagone (T)                        1975         4,000' *    MS - F&G shipyard       Shipyard

Noble Therald Martin     IPF Pentagone (T)                        1977         4,000' *    MS - F&G shipyard       Shipyard

SUBMERSIBLES (3)
----------------

Noble Fri Rodli          Transworld                             1979/1998       70'-C      West Cameron 29         Stacked

Noble Joe Alford         Pace 85                                  1982          85'-C      West Cameron 45          Stone

Noble Lester Pettus      Pace 85                                  1982          85'-C      Vermilion 59            Stacked

INTERNATIONAL (35)
------------------
MEXICO JACKUPS (4)
------------------

Noble Lewis Dugger       Levingston Class 111-C (T)             1977/1997      300'-IC     Bay of Campeche          Pemex

Noble Gene Rosser        Levingston Class 111-C (T)             1977/1996      300'-IC     Bay of Campeche          Pemex

Noble Sam Noble          Levingston Class 111-C (T)               1982         300'-IC     Bay of Campeche          Pemex

Noble Johnnie Hoffman    BakMar BMC 300 IC (T) (Z)              1976/1993      300'-IC     Bay of Campeche          Pemex


                          ANTICIPATED
                           CONTRACT    DAYRATE
RIG                       EXPIRATION   ($000)          COMMENTS
---                       -----------  -------         --------


U.S. GULF OF MEXICO (18)
------------------------
JACKUPS (7)
-----------

Noble Eddie Paul            11/2002     39-41           Rate effective 9/01/2002. Expect rig to be released on +/- 11/02/2002.

Noble Leonard Jones         10/2002     43-45           90-day extension effective 8/01/2002. Anticipate rig to extended by one further well at mutually agreed terms and conditions.

Noble Bill Jennings         12/2002     34-36           Rig stacked from 8/08/2002 through 10/14/2002. Contract commenced 10/15/2002 for +/- 60 days.

Noble John Sandifer                                     Rig sustained leg and hull damage as a result of Hurricane Lili. Rig was on contract to Devon from 7/18/2002 through 10/04/02. Then to shipyard for further damage assessment and repair. Anticipate repair work to be completed on +/- 11/25/2002. Then to Mexico for a 960-day contract for Pemex @ $49-51, contract to commence on +/- 12/07/2002.

Noble Tom Jobe              12/2002     22-24           Rig stacked from 9/22/2002 through 10/21/02.

Noble Earl Frederickson     12/2002     22-24           Rate effective 10/17/2002  for one well.

Noble Carl Norberg                                      Rig stacked since 9/29/2002. Next to El Paso for +/- 45 days on +/-
                                                        11/01/2002 @ $22-24.

SEMISUBMERSIBLES (8)
--------------------

Noble Paul Romano           12/2002     94-96           One-year option from 12/2002 at mutually agreed terms and conditions.

Noble Jim Thompson          7/2004     154-156

Noble Amos Runner           8/2004     146-148          Next to Kerr-McGee for +/- 45 days @ $84-86. This well does not reduce
                                                        Kerr-McGee's contractual obligation under its existing long term contract for the unit.

Noble Max Smith             1/2005      79-81           Rig idle for 82 days in the third quarter. Rig commenced Anadarko contract on 9/29/02 for +/- 80 days. Anadarko will receive a 1/2 day credit against its obligation for the days on this well. The rig is contracted to Amerada
                                                        Hess and Anadarko for 456.25 days each over a five-year period from 1/2000.
                                                        Both parties have the right but not the obligation to use the rig in 2002.
                                                        Amerada Hess has +/- 216 days remaining and Anadarko has +/- 198 days remaining (prior to this well) of their original commitment. In 2003 both parties are obligated to utilize the rig for 95 days each @ $154-156.

Noble Homer Ferrington      3/2005     99-101           Rate effective 9/1/2002 for +/- 140 days @ $99-101. The contract with
                                                        Pioneer will reduce Mariner's outstanding contract commitment day for day.
                                                        Rig is contracted to Mariner Energy and Samedan for 660 days each over a five-year period from 3/2000. Mariner has +/- 210 days remaining and Samedan has +/- 380 days remaining of their original commitment.

Noble Clyde Boudreaux                                   Engineering complete. Structural steel work being carried out on hull.
                                                        Procuring certain long lead time capital equipment.


Noble Lorris Bouzigard                                  Rig undergoing upgrade/refurbishment to living quarters and drilling equipment. Anticipate rig to be available for service in late January or
                                                        February 2003.

Noble Therald Martin                                    Rig undergoing upgrade/refurbishment to living quarters and drilling equipment. Anticipate rig to be available for service in late 1Q 2003.

SUBMERSIBLES (3)
----------------

Noble Fri Rodli                                         Stacked cold.

Noble Joe Alford            12/2002     17-19           Rate effective 10/15/2002. Rig stacked from 9/12/2002 through 10/14/2002.

Noble Lester Pettus                                     Stacked as of 8/26/2002.

INTERNATIONAL (35)
------------------
MEXICO JACKUPS (4)
------------------

Noble Lewis Dugger          7/2004      56-58

Noble Gene Rosser           4/2005      48-50           Commenced a 917-day contract on 9/29/2002.

Noble Sam Noble             10/2005                     Released from Houston Exploration on 10/15/2002. Commenced tow to Bay of
                                                        Campeche on 10/17/2002, arrived 10/22/2002. On contract 10/24/2002 for
                                                        1,082 days @ $49-51.

Noble Johnnie Hoffman       7/2005                      Released from Stone Petroleum on 9/12/2002. Commence tow to Bay of Campeche
                                                        on +/- 10/25/2002, E.T.A. +/- 10/30/2002. Anticipate to be on contract +/-
                                                        11/02/2002 for 981 days @ $49-51.

                                NOBLE CORPORATION
                                AND SUBSIDIARIES
                               FLEET STATUS UPDATE
                                OCTOBER 24, 2002



                                                                  YEAR
                                                                 BUILT/         WATER
RIG                      RIG DESIGN                              REBUILT        DEPTH         LOCATION             OPERATOR
---                      ----------                              -------        -----         --------             --------


BRAZIL JACKUP (1)
-----------------

Noble Dick Favor         BakMar BMC 150 IC (T)                  1982/1993      150'-IC     Brazil                 Petrobras

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff         Noble EVA 4000TM (T)                   1981/1998     8,900'-DP    Brazil                 Petrobras

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius       Gusto Engineering Pelican (T)            1981        5,000'-DP    Brazil                 Petrobras

Noble Roger Eason        Neddrill (T)                             1977        6,000'-DP    Brazil                 Petrobras

Noble Muravlenko         Gusto Engineering Ice Class (T)        1982/1997     4,000'-DP    Brazil                 Petrobras

NORTH SEA JACKUPS (8)
---------------------

Noble Al White           CFEM T-2005 C (T)                      1982/1997      360'-IC     Netherlands           TotalFinaElf

Noble Byron Welliver     CFEM T-2005 C (T)                        1982         300'-IC     Denmark                  Maersk

Noble Kolskaya           Gusto Engineering (T)                    1985         330'-IC     Netherlands           Wintershall

Noble George Sauvageau   NAM (T)                                  1981         300'-IC     Netherlands               NAM

Noble Ronald Hoope       MSC/CJ46 (T)                             1982         250'-IC     Netherlands           TotalFinaElf

Noble Piet van Ede       MSC/CJ46 (T)                             1982         250'-IC     Netherlands           Gaz de Franz

Noble Lynda Bossler      MSC/CJ46 (T) (Z)                         1982         250'-IC     Netherlands             Shipyard

Noble Julie Robertson    Baker Marine Europe Class (T)            1981        390'-IC**    United Kingdom             BG

NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------

Noble Ton van Langeveld  Offshore SCP III Mark 2 (T)            1979/2000       1,500'     United Kingdom         Kerr-McGee

WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead    F&G L-780 MOD II-IC (T)                1982/1990      300'-IC     Nigeria                  Addax

Noble Percy Johns        F&G L-780 MOD II-IC (T)                1981/1995      300'-IC     Nigeria                ExxonMobil

Noble Roy Butler         F&G L-780 MOD II-IC (T)                  1982         300'-IC     Nigeria              ChevronTexaco

Noble Ed Noble           MLT Class 82-SD-C (T)                  1984/1990      250'-IC     Nigeria                ExxonMobil

Noble Lloyd Noble        MLT Class 82-SD-C (T)                  1983/1990      250'-IC     Nigeria              ChevronTexaco

Noble Don Walker         BakMar BMC 150 IC (T)                    1982         150'-IC     Nigeria                  Shell

                          ANTICIPATED
                           CONTRACT    DAYRATE
RIG                       EXPIRATION   ($000)          COMMENTS
---                       -----------  -------         --------

BRAZIL JACKUP (1)
-----------------

Noble Dick Favor            3/2003      35-36

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff            5/2005     138-140

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius          3/2005                      Commenced three-year contract on 12/15/2001 @ initial rate of $107-109.
                                                        Entered shipyard on 6/01/2002. On 10/23/2002, the gear box on the forward crane boom failed. Anticipated completion of commissioning/acceptance testing and crane repair is now +/- 11/07/2002, then recommence contract @ $109-111. Rig will be equipped with aluminum alloy riser.

Noble Roger Eason           12/2003     74-76

Noble Muravlenko            3/2003      58-60

NORTH SEA JACKUPS (8)
---------------------

Noble Al White              2/2003      81-82           On new rate of $81-82 on 8/15/2002 through +/- 12/15/2002, then one well +/-
                                                        90 days @ $63-64.

Noble Byron Welliver        8/2003      63-65

Noble Kolskaya              3/2003      62-64           Rate effective from 7/05/2002 through +/- 12/15/2002, then one well +/- 90 days @ $67-69.

Noble George Sauvageau      4/2003      68-70           Rate effective from 10/10/2002 through +/- 4/10/2003 @ $68-70.

Noble Ronald Hoope          1/2003      57-59           Rate effective 8/27/2002.

Noble Piet van Ede          1/2003      80-81           Gaz de Franz has option for one further year at mutually agreed terms.

Noble Lynda Bossler                                     Rig released 7/19/2002. Rig in shipyard for painting and maintenance.
                                                        Commence one well plus one well option contract for Conoco U.K. on +/-
                                                        11/1/2002 @ $56-58 for +/- 45 days.

Noble Julie Robertson       3/2003      87-88

NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------

Noble Ton van Langeveld     12/2002     37-39           On new rate from 10/12/2002 through +/- 12/15/2002.

WEST AFRICA JACKUPS (6)
-----------------------

Noble Tommy Craighead       4/2003      57-59

Noble Percy Johns           4/2003      57-59           Rig anticipated to be down +/- 28 days in November for leg repair.

Noble Roy Butler            4/2003      51-53

Noble Ed Noble              3/2003      51-53           ExxonMobil exercised its early termination right, contract terminates on
                                                        1/10/2003 or completion of well then in progress, whichever is earlier.

Noble Lloyd Noble           2/2003      57-59           ChevronTexaco exercised its early termination right, contract terminates on
                                                        2/04/2003 or completion of well then in progress, whichever is earlier.

Noble Don Walker            11/2002     59-60           Negotiating one-year extension from 11/2002 with Shell @ $40-42.

                                NOBLE CORPORATION
                                AND SUBSIDIARIES
                               FLEET STATUS UPDATE
                                OCTOBER 24, 2002


                                                                  YEAR
                                                                 BUILT/         WATER
RIG                      RIG DESIGN                              REBUILT        DEPTH         LOCATION             OPERATOR
---                      ----------                              -------        -----         --------             --------


ARABIAN GULF JACKUPS (7)
------------------------

Noble Kenneth Delaney    F&G L-780 MOD II-IC (T)                1983/1998      300'-IC     UAE                       NDC

Noble George McLeod      F&G L-780 MOD II-IC (T)                1981/1995      300'-IC     UAE                       NDC

Noble Gus Androes        Levingston Class 111-C (T)             1982/1996      300'-IC     Qatar                    Maersk

Noble Chuck Syring       MLT Class 82-C (T)                     1976/1996      250'-IC     Qatar                    Maersk

Noble Crosco Panon       Levingston Class 111-C (T)             1976/2001      300'-IC     Qatar              Elf Petroleum Qatar

Noble Charles Copeland   MLT Class 82-SD-C (T)                  1979/2001      250'-IC     Qatar                 ChevronTexaco

Noble Jimmy Puckett      F&G L-780 MOD II-IC (T)                1982/2002      300'-IC     Qatar                    Bunduq

INDIA JACKUP (1)
----------------

Noble Ed Holt            Levingston Class 111-C (T)             1981/1994      300'-IC     India                     ONGC

FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard         F&G 9500 Enhanced Pacesetter             1986         10,000'     Dalian, China           Shipyard

Bingo 9000 - 3           Trosvik Bingo 9000                       1999       10,000' ***   Dalian, China           Shipyard

Bingo 9000 - 4           Trosvik Bingo 9000                       1999       10,000' ***   Dalian, China           Shipyard



                          ANTICIPATED
                           CONTRACT    DAYRATE
RIG                       EXPIRATION   ($000)          COMMENTS
---                       -----------  -------         --------


ARABIAN GULF JACKUPS (7)
------------------------

Noble Kenneth Delaney       5/2003      53-54           Rig in shipyard for the month of October for hull repair and spud can inspection. Anticipate being back on rate +/- 11/1/2002.

Noble George McLeod         6/2003      53-54

Noble Gus Androes           6/2003      53-55           Contract extended for six months from 1/1/2003 @ $50-51.

Noble Chuck Syring          6/2003      50-52

Noble Crosco Panon          12/2002     39-41

Noble Charles Copeland      7/2003      52-54           Rig on standby rate of $11-13 from 7/20/2002 through 9/7/2002. Contract commenced 9/8/2002. One well for ChevronTexaco and 2 wells for Petronas.

Noble Jimmy Puckett         4/2003      50-52           Completed Dolphin contract on 10/13/2002. Commenced Bunduq contract on
                                                        10/15/2002 for six months @ $50-52.

INDIA JACKUP (1)
----------------

Noble Ed Holt               11/2002     33-35           Rig will go to shipyard on +/- 11/15/2002 for 90-120 days for hull and spud can repairs. Bid to ONGC for a two-year contract to commence +/- 3/15/2003.

FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard                                        Completing engineering.

Bingo 9000 - 3                                          Baredeck hull. Rig 3 and Rig 4 purchased 3/27/2002 for $45.0 million. In third quarter 2002, obtained cancellation of sellers' options to repurchase.

Bingo 9000 - 4                                          See Bingo 9000-3


--------------------------------------------------------------------------------


(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.

(*) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Estimated timing of aluminum riser deployment: Noble Therald Martin - 1Q 2003; Noble Lorris Bouzigard - +/- 3Q 2003.

(**) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(***) Baredeck hull constructed as capable to operate in 10,000' of water.





                                     Page 7